EXHIBIT 32.1 - CERTIFICATIONS

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Quesnel,  Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that this report on Form 10-KSB of Jake’s Trucking International,  Inc. for the period ending September 30, 2007 fully complies with the requirements of Section  13(a) or 15(d) of the  Securities  Exchange Act of 1934 and that the information  contained in this report on Form 10-KSB fairly presents in all material respects the  financial  condition  and results of operations of  Jake’s Trucking International,  Inc.

                                                                                                  Date:  December 20, 2007

                                                                                                  /s/ Michael Quesnel
                                                                                                  Michael Quesnel, Chief Executive Officer,
                                                                                                  Chief Financial Officer and
                                                                                                  Chief Accounting Officer, Jake’s Trucking
                                                                                                  International, Inc.